SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive proxy statement
/X/  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              Sunrise Technologies
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.


/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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



SUNRISE
TECHNOLOGIES


May 29, 1997



Dear Shareholder,

Enclosed with this letter you will find the following:

o Notice of Special Meeting, Special Meeting Proxy Statement and Special Meeting Proxy (card)

o Notice of Annual Meeting, Annual Meeting Proxy Statement and Annual Meeting Proxy (card)

o    Annual Report on Form 10-K

o    Form 10-Q for the quarterly period ended March 31, 1997

The Special Meeting of holders of common stock of Sunrise Technologies International, Inc. is scheduled to be held on Tuesday, June 24, 1997.

The  Annual  Meeting  of  holders  of  common  stock  of  Sunrise   Technologies
International, Inc. is scheduled to be held on Thursday, June 26, 1997.

You are cordially invited to attend the meetings in person. However, to assure your representation at the Special Meeting and the Annual Meeting, please mark, sign, date and return each enclosed proxy card as promptly as possible.

Sincerely,

/s/ David W. Light

David W. Light
Chairman of the Board and
Chief Executive Officer


       Sunrise Technologies o 47257 Fremont Boulevard, Fremont, CA 94538
           (510) 623-9001 o FAX (510) 623-9008 o www.sunrise-tech.com